Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED MULTICURRENCY

CREDIT AGREEMENT

AMENDMENT dated as of October 16, 2012 to the Amended and Restated Multicurrency Credit Agreement dated as of August 11, 2011 (the “Credit Agreement”) among CLIFFS NATURAL RESOURCES INC. (the “Company”), certain Foreign Subsidiaries of the Company from time to time party thereto, various Lenders from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., as Syndication Agent and L/C Issuer, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, J.P. MORGAN SECURITIES LLC, CITIGROUP GLOBAL MARKETS INC., PNC CAPITAL MARKETS INC. and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Book Managers, and FIFTH THIRD BANK and RBS CITIZENS, N.A., as Co-Documentation Agents.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement to extend the Termination Date from August 11, 2016 to October 16, 2017;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Loan Documents shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2 . Extension of Termination Date. The definition of “Termination Date” in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from “August 11, 2016” to “October 16, 2017.”

SECTION 3 . Representations of Company. The Company represents and warrants that (i) each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and in the other Loan Documents will be true and correct in all material respects on and as of the Amendment Effective Date (except to the extent the same expressly relate to an earlier date with respect to which such representations and warranties shall be true and correct in all material respects as to such earlier date) and (ii) no Default or Event of Default will have occurred and be continuing on such date.

SECTION 4 . Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5 . Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6 . Effectiveness. This Amendment shall become effective on the date (“Amendment Effective Date”) when the Administrative Agent shall have received:

(a) from each of the Company and the Lenders a counterpart hereof signed by such party; and

(b) an amendment fee for the account of each Lender in the amount heretofore mutually agreed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CLIFFS NATURAL RESOURCES INC.

By:	/s/ Terrance Paradie
Name: Terrance Paradie
Title: SVP & Chief Financial Officer

By:	/s/ Matthew C. Bittner
Name: Matthew C. Bittner
Title: Vice President & Treasurer

BANK OF AMERICA, N.A., as a Lender, as L/C Issuer, as Swing Line Lender and as Administrative Agent

By:	/s/ Marc Ahlers
Name: Marc Ahlers
Title: Assistant Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and as L/C Issuer

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

Bank of Montreal, Chicago Branch

By:	/s/ Yacouba Kane
Name: Yacouba Kane
Title: Vice President

Canadian Imperial Bank of Commerce

By:	/s/ Peter Rawlins
Name: Peter Rawlins
Title: Executive Director

By:	/s/ Scott Curtis
Name: Scott Curtis
Title: Managing Director

CIBC Inc.

By:	/s/ Darrell Ho
Name: Darrell Ho
Title: Authorized Signatory

By:	/s/ Eoin Roche
Name: Eoin Roche
Title: Authorized Signatory

CITIBANK, N.A.

By:	/s/ Raymond G. Dunning
Name: Raymond G. Dunning
Title: Vice President

COMMONWEALTH BANK OF AUSTRALIA

By:	/s/ Nick Rees
Name: Nick Rees
Title: Vice President, Natural Resources

CREDIT AGRCOLE, NEW YORK BRANCH

By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

By:	/s/ Michael McIntyre
Name: Michael McIntyre
Title: Director

FIFTH THIRD BANK

By:	/s/ Sandra Centa
Name: Sandra Centa
Title: Vice President

FIFTH THIRD BANK, Operating through its Canada Branch

By:	/s/ Charles Miller
Name: Charles Miller
Title: Vice President

HSBC Bank USA, N.A.

By:	/s/ Frank M. Eassa
Name: Frank M. Eassa
Title: Assistant Vice President

HUNTINGTON NATIONAL BANK

By:	/s/ Brian H. Gallagher
Name: Brian H. Gallagher
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Vice President

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

NATIONAL AUSTRALIA BANK LIMITED

By:	/s/ Marcia Bockol
Name: Marcia Bockol
Title: Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph G. Moran
Name: Joseph G. Moran
Title: Senior Vice President

RBS CITIZENS, N.A.

By:	/s/ Curtis C. Hunter III
Name: Curtis C. Hunter III
Title: Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

THE BANK OF NOVA SCOTIA

By:	/s/ Rafael Tobon
Name: Rafael Tobon
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Debbi L. Brito
Name: Debbi L. Brito
Title: Authorized Signatory

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick McGraw
Name: Patrick McGraw
Title: Vice President

UNION BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Anne Collins
Name: Anne Collins
Title: Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Y. Joanne Si
Name: Y. Joanne Si
Title: Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Leanne S. Phillips
Name: Leanne S. Phillips
Title: Director

WESTPAC BANKING CORPORATION

By:	/s/ Henrik Jensen
Name: Henrik Jensen
Title: Director, Corporate & Institutional Banking Americas